Non-Operating Expenses - Schedule of Non-Operating Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Non-operating Expenses
Foreign exchange losses	$ 2,134	$ 3,618	$ 2,146
Financial charges	261	56	158
Interest expense	702	565	893
Other components of defined benefit plans, net	(45)	14	(78)
Accounts receivable write-off		1,282
Other	55	16	307
Total non-operating expenses from continuing operations	$ 3,107	$ 5,551	$ 3,426